SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2007

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(Registrant's telephone number, including area code) (908) 221-0100

Item 7.01  Regulation FD Disclosure

Exhibit 99.01: Stewart E. McClure, Jr., Presentation April 25, 2007: Annual Shareholder Meeting

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2007	SOMERSET HILLS BANCORP By: /s/ Stewart E. McClure, Jr. STEWART E. MCCLURE, JR. President, Chief Executive Officer and Chief Operating Officer

Exhibit No.	Description

99.01	Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President and CEO, April 25, 2007 - Annual Shareholder Meeting